                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 22, 1999 included in Sanmina Corporation's Form 10-K for the year ended October 2, 1999 and to all references to our Firm included in this registration statement.


                                                  /s/ Arthur Andersen LLP
                                                  ------------------------
                                                  ARTHUR ANDERSEN LLP

San Jose, California
May 19, 2000